UNITED STATES
                           SECURITIES AND EXCHANGE COMMISSION
                                  Washington, DC 20549


                                         FORM 8-K

                                       CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d) OF THE
                            SECURITIES EXCHANGE ACT OF 1934

                           Date of Report:  May 14, 2003
                           ----------------------------------
                           (Date of earliest event reported)



                           CHINA XIN NETWORK MEDIA CORPORATION
                     ------------------------------------------------
                     (Exact Name of Registrant as Specified in Charter)


           FLORIDA                     000-29915               650786722
       ----------------------------   -----------          -------------------
       (State or other jurisdiction   (Commission           (IRS Employer
        of incorporation)             File Number)          Identification No.)


                                  1111 Brickell Avenue
                                  11th Floor
                                  Miami, Florida 33131
                           --------------------------------------
                           (Address of Principal Executive Offices)


                       Tel: 305-913-7163 Fax: 1-866-300-9671
                     -----------------------------------------------
                   Registrant's telephone number, including area code

Item 1. Changes in Control of Registrant.
     Not Applicable

Item 2. Acquisition or Disposition of Assets.
     Not Applicable

Item 3. Bankruptcy or Receivership.
     Not Applicable

Item 4. Changes in Registrant's Certifying Accountant.
     Not Applicable

Item 5. Other Events

A) Change of Company Address
----------------------------
We are a Florida corporation. Our principal executive offices have recently moved from Montreal Canada. We are now located at 1111 Brickell Ave, 11th Floor, Miami, Florida. Our telephone number is 305/913-7163. The address of our website is www.cxnonline.com (as mentioned in our press release dated Aril 24, 2003)

B) Refocus of Company Direction
-------------------------------
On February 18, 2003, China Xin Network Media Corporation ("CXN") issued a press release that described its new strategic direction for the company. The new direction is substantially different from the direction set forth by previous management and has several newly defined products and services for their clients.

A development stage company, CXN provides goods and services directed at companies interested in doing business in the Peoples Republic of China ("PRC"). As a result of China's inclusion into the World Trade Organization ("WTO"), and continued relaxing of strict geo-political relations between other Developed Nations and China, CXN is confident in the continuing growth opportunity that the business has engaged. CXN is targeting a number of ndustries that have begun to expand into to China since their acceptance to the WTO. These industries include Automotive, Consumer Products, Financial Services, Manufacturing, and Pharmaceutical. CXN is additionally pursuing clients and relations in Services and Education. Our marketing approach is to focus our initial products and services to these industries.

CXN's primary services are as follows:

* Base Data Aggregation and Reporting
This service (business Segment) resells market updates, bulletins and reports that are created by CEInet, and markets direct access to statistical data elements provided by CEInet's market research through a proprietary Metadata Search Engine being developed by CXN. CXN's Product Families for this Service Segment includes; Education Awareness Products as well as Market Data Access Products.

* Market Research
This service designs, collects and analyzes primary and secondary market research for our clients. CXN's Product Family for this Service Segment includes; Market Research & Analysis.

* Management Consulting
The consulting services offering is focused on clients looking to build business strategies to enter the Chinese market, as well as focus on existing consulting firms who need 'spot' resources knowledgeable of the Chinese market. CXN will augment their base data and custom market research capabilities with management consulting services designed specifically for their clients.

CXN's Product Families for this Service Segment includes; Consulting Services as well as Marketing and Outreach Services.CXN offers a range of products are aligned by Product Family (similar product creation and distribution characteristics) for each Service Segment. These include:

* Education and Awareness: CXN provides the latest information, bulletins and white papers on select industries, businesses, public policy actions and technological innovations focused on international companies that want to under stand the Chinese marketplace.

* Market Data Access (MDX): CXN Market Data utilizes the extensive competitive differentiation of CXN and CEInet through the metadata engine providing the most up to date electronic information at the fingertips of their clients. Through extensive use of the technology, CXN clients can create custom queries and reports on any topic maintained within the database.

* Market Research & Analysis: CXN market research provides detailed assessments, statistical analysis, research and reports for comprehensive industry, economic and policy insight into China.

* Consulting Services: CXN consulting services provide management consulting services to clients who are looking to enter or expand their presence in the Chinese marketplace.

* Marketing and Outreach: CXN provides workshops, seminars and internet-enabled marketing activities of information relevant to business in China to select or wide audiences.

CXN's distribution model is direct to the business clients - provided in one of three discrete means. CXN products offered by the Base Data Aggregation and Reporting are provided through the electronic media, primarily distributed via the internet. Information is gathered from CEInet and other suppliers, formatted via HTML (HyperText Markup Language) which allows CXN to electronically transmit data and reports to a mass of clients. CXN Products and Services provided by both the Market Research and Management Consulting Services will be delivered on a client-by-client basis. These services will, in large part, be completed on behalf of our clients for specific needs that they have engaged CXN.

The services that are provided by CXN include a significant amount of market research, industry and business data that is relevant to the PRC, but is pre-configured and assembled by a third party with whom CXN has an established relationship. Much of this information is compiled through CXN's exclusive English Language Agreement with China Economic Information Network ("CEInet").

CEInet is the commercial arm of the State Information Center - China's Government agency that collects, analyzes and distributes market research data for PRC. In 2003 the Company renewed its agreement with CEInet and expanded its focus to providing custom market research and business intelligence to companies planning their market entrance or expansion into Mainland China.

This agreement is considered confidential and critical to the execution of CXN's Business Plan and is therefore not included in its totality for this filing per Mutual Non Disclosure Agreement existing between CXN and CEInet. Excerpts of the agreement, which are not deemed confidential to the company and to CEInet have been identified below.


C) Agreement finalized between China Xin Network Media Corp. and CEINEt
-----------------------------------------------------------------------
On May 14, 2003, CXN and CEInet finalized a new, multi year agreement between their organizations to engage in the commercialization rights to the most reliable and timely financial, economic and business financial information on China. Under the terms of the agreement, CXN will be the English language provider of financial, economic and business information on China. Subscribers will be provided regular and recurring financial news, in-depth research reports and market reviews, and comprehensive to a multi-million character statistical database which will be written and edited using the best available practices and quality control expected by a global audience. Information on the finalized agreement was announced in a press release date May 14, 2003.

This agreement is considered confidential and critical to the execution of CXN's Business Plan and is therefore not included in its totality for this filing per Mutual Non Disclosure Agreement existing between CXN and CEInet. Excerpts of the agreement, which are not deemed confidential to the company and to CEInet have been identified below:

* Multi-year, exclusive English Language relationship for most CEInet databases and information materials as provided by CEInet;
* CXN has right of first refusal for CEInet's information in languages other than Chinese and Chinese Ethnic Minorities' language;
* CEInet has agreed to place two senior representatives to participate in CXN's Board of Directors;
* CXN will assume responsibility and services associated with CEInet's current English website "China Economy";
* Where appropriate, CXN will assume responsibly for services and client care of CEInet's existing English clients. CEInet will receive compensation over a multi-year period commiserate upon billing of clients;
* CXN and CEInet agree to establish a Joint Steering Committee to address sensitive issues including shared resources, inter-company pricing, intellectual property rights, and other joint strategic issues.

The company remains very positive regarding the relations now established between CXN and CEInet, its primary supplier. CEInet Data Co., Ltd. ("CEInet") was established in June 1996 by China's State Information Center and is entrusted with the development, maintenance, and operation of China Economic Information Network. CEInet's mission is to become China's authoritative and specialized economic information service provider, and to offer professional economic information services for decision makers of the government, enterprises, universities, and financial, research and overseas investment institutions. Through CEInet's proprietary physical network linking 31 provinces, 16 secondary and local cities, and a number of government, financial and news agencies across China, CEInet provides abundant, professional and authoritative information to support decision making for governments and enterprises on a global basis.


D) Recent Developments
----------------------
On February 4, 2003 CXN issued a press release announcing that it had cancelled its planned acquisition of Smart Investor magazine of Singapore and Malaysia saving US$900,000.


E) Funding Requirements
-----------------------
CXN anticipates that it will be required to raise an additional $2 million to fund the current plan of growth and existing operations through June 30, 2004. The principal source of capital has been equity financing from investors and founders. Meeting the future financing requirements is dependent on access to equity capital markets. CXN may not be able to raise additional equity when required or may have to borrow on terms that may be dilutive to existing shareholders.


Item 6. Resignations of Registrant's Directors.
     Not Applicable

Item 7. Financial Statements and Exhibits.

EXHIBITS:
99.1 Press Release by CXN Media Dated May 14, 2003 referred to final deal completed with CEINet
99.2 Press Release by CXN Media dated April 22, 2003 referred to the Change of address from Montreal to Miami, Florida
99.3 Press Release by CXN Media dated February 18, 2003 referred to new joint venture with CEINet
99.4 Press Release by CXN Media dated February 4, 2003 referred to cancellation of Panpac deal

Item 8. Change in Fiscal Year.
     Not Applicable

Item 9. Regulation FD Disclosure.
     Not Applicable

Item 10. Amendments to the Registrant's Code of Ethics
     Not Applicable

SIGNATURES
----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA XIN NETWORK MEDIA CORPORATION
(Registrant)

Date: May 14, 2003

/s/ GEORGE LEE
--------------------------
GEORGE LEE
Chairman & CEO

Exhibit 99.1

CXN Media Corporation Finalizes Agreement with CEInet - China's Authoritative Provider on the Study of Chinese Economy

BEIJING, China, May 14, 2003 (BUSINESS WIRE) -- China Xin Network Media Corp. (OTCBB.CXIN) a premiere provider of China-based analytical market research data and customized market research analysis, announced today that it has finalized a new, multi-year agreement with CEInet - China's Economic Information Network.

Entering into this agreement, China Xin Networks Media Corp. ("CXN") and CEInet Data Co. Ltd. ("CEInet") have furthered their bilateral commitment to providing market leading financial, economic, public policy and business matters of the People's Republic of China.



    Key elements of the agreement include the following:

    -- Multi-year, exclusive English Language relationship for CEInet databases and information materials as provided by CEInet;

    -- CXN has right of first refusal for CEInet's information in languages other than Chinese and Chinese Ethnic Minorities' language;

    -- CEInet has agreed to place two senior representatives to participate in CXN's Board of Directors;

    -- CXN will assume responsibility and services associated with CEInet's current English website "China Economy";

    -- Where appropriate, CXN will assume responsibly for services and client care of CEInet's existing English clients. CEInet will receive compensation over a multi-year period commiserate upon billing of clients;

    -- CXN and CEInet agree to establish a Joint Steering Committee to address sensitive issues including shared resources, inter-company pricing, intellectual property rights, and other joint strategic issues.

"We are very pleased to have finalized our strategic relationship with CEInet. By leveraging CEInet's established network of 150 data sources, 2000+ field r esources, years of business history, and experienced market research team, we continue to execute our new strategy and build strong fundamentals for the future," said George Lee, CXN chairman and CEO. "With China's accession to the WTO, more and more companies are looking at the Chinese market and saying 'we need to know about doing business in China.' Now, CXN and CEInet can collaborate on providing an effective solution to better assist US and multinational clients decision making as it relates to the complexities of dealing within the business environment of the Peoples Republic of China."
Li Kai, Managing Director of CEInet Data Co. Ltd. said, "We are confident in the management of CXN Media and are pleased to continue our relations with them. Collectively, we both gain through this agreement and achieve mutual respect and business relations for our future. This is an exciting time for China, its businesses and its people. CXN and CEInet stand to gain from this, and we excited about the opportunity to build bigger and better relations, serve our clients and provide leading edge research as a result."

ABOUT CEInet Data Co. Ltd.

CEInet Data Co., Ltd. ("CEInet") was established in June 1996 by China's
State Information Center and is entrusted with the development, maintenance, and operation of China Economic Information Network. CEInet's mission is to become China's authoritative and specialized economic information service provider, and to offer professional economic information services for decision makers of the government, enterprises, universities, and financial, research and overseas investment institutions. Through CEInet's proprietary physical network linking 31 provinces, 16 secondary and local cities, and a number of government, financial and news agencies across China, CEInet provides abundant, professional and authoritative information to support decision making for governments and enterprises on a global basis.

ABOUT CXN MEDIA CORPORATION

CXN MEDIA CORPORATION is a global provider of financial, economic and business information on the People's Republic of China. Through its partnership with the China Economic Information Network (CEInet), CXN sources, produces and customizes market research and business intelligence on the People's Republic of China. For more information about China Xin Network Media Corporation (OTCBB: CXIN), see www.cxnonline.com.

SAFE HARBOR STATEMENT

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: The statements, contained in this release which are not historical facts may be deemed to contain forward-looking statements with respect to events, the occurrence of which involves risk and uncertainties including, without limitation, demand and competition for the Company's products and services, the availability to the company of adequate financing to support its anticipated activities, the ability of the Company to generate cash flow from its operations and the ability of the Company to manage its operations.

SOURCE: China Xin Network



CONTACT:          China Xin Network Media Corporation, Miami
                  Mr. George Lee,
                  glee@cxnonline.com
                  Mr. David Doran,
                  ddoran@cxnonline.com
                  305/931-7163

Exhibit 99.2

CXN Media Corporation Announces Appointment of Barry F. Brault, CPA as Corporate Controller

MIAMI--(BUSINESS WIRE)--April 22, 2003--China Xin Network Media Corporation (CXN Media), a market research and a business information service company announced today the appointment of Mr. Barry F. Brault, CPA as Corporate Controller of CXN Media (OTCBB: CXIN - News).

Mr. Brault has recently joined the company as the Corporate Controller. The last two years he was with Integrated Communications Consultants Corporation
(ICCC) as their Chief Financial Officer. ICCC is a start-up CLEC/ISP. He was involved in all financial aspects of the company, including treasury, accounting and financial reporting. Prior to ICCI, Mr. Brault was employed by Paramount Pictures for 15 years, most recently as the Executive Director, Treasury Operations. Over this period he served within the accounting and finance divisions of the Paramount assuming greater roles of responsibility with each promotion. Prior to his last position, he was the Director of Financial Reporting for Paramount, which included SEC reporting.

Prior to Paramount Pictures, he was employed by international accounting firm Coopers & Lybrand (now PriceWaterhouseCoopers). He spent over five years with Coopers & Lybrand, and most of his clients were SEC-reporting clients in the Telecommunications, Public Utility and Oil, and Gas & Mining sectors of industry.

"CXN is pleased to welcome Barry to our team," said George Lee, Chairman and CEO of CXN Media Corp. "As we continue to grow and mature our relations and business activity, we rely on a professional management team to deliver our results. Barry's "Big 5" audit background, recent experience in launching a start-up, and corporate treasury and financial expertise from a multi-billion dollar Media Corporation adds tremendous strength and fiduciary control to the leadership at CXN."

Barry is a certified public accountant, a member of the American Institute of Certified Public Accountants, and holds a B.S. degree in accounting from Villanova University.

CXN Media would also like to announce that it has setup its new corporate offices at 1111 Brickell Avenue, 11th Floor, Miami, Florida, 33131, USA.

ABOUT CXN MEDIA CORPORATION

CXN MEDIA CORPORATION is a global provider of financial, economic and business information on the People's Republic of China. Through its partnership with the China Economic Information Network (CEInet), CXN sources, produces and customizes market research and business intelligence on the People's Republic of China. For more information about China Xin Network Media Corporation (OTCBB:CXIN - News), see www.cxnonline.com.

SAFE HARBOR STATEMENT

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: The statements, contained in this release which are not historical facts may be deemed to contain forward-looking statements with respect to events, the occurrence of which involves risk and uncertainties including, without limitation, demand and competition for the Company's products and services, the availability to the company of adequate financing to support its anticipated activities, the ability of the Company to generate cash flow from its operations and the ability of the Company to manage its operations.



--------------------------------------------------------------------------------
Contact:
     China Xin Network Media Corporation, Miami
     Mr. George Lee
     glee@cxnonline.com
     Mr. David Doran
     ddoran@cxnonline.com
     Tel: 305/931-7163

Exihibt 99.3

CXN Chairman's Letter To Shareholders

MONTREAL, Feb 18, 2003 (BUSINESS WIRE) --
February 18, 2003

To: The Shareholders of CXN Media
From: George Lee, Chairman and Chief Executive Officer

I would like to offer an update on the activities of CXN to our shareholders, and provide some detail about the changes that are taking place which are very exciting and impactful in our future growth goals.

First, CXN continues to expand its business model to meet increased demand for economic information now that China has joined the World Trade Organization. Originally created to produce and publish the most reliable content available, CXN has become recognized as a provider of financial, economic and business information on the People's Republic of China. This is in large part due to our partnership with the China Economic Information Network (CEInet), an information content provider and government agency tasked with becoming the largest platform for collecting, managing and distributing economic data in China. CXN remains the only company in partnership with CEInet and is the sole source of English-language access to this data for international corporations seeking to establish or expand a business presence in China.
This is important as CXN and CEInet collectively report for many leading government departments within China including:

- State Statistical Bureau (SSB)
- State Economic and Trade Commission
- Ministry of Finance
- State Development Planning Commission
- And numerous others...

Second, to augment our historic activity which relied on local correspondents to translate, create or report on business activities and policy within China, we are embracing the latest technology available to create a Meta Data Framework and search engine capable of bringing together all the information presented by CEInet and their sources. Metadata search capabilities have been around for decades, but by embracing this technology in the age of the Internet, we will be the only source that automates and ties together disparate systems, processes,and people focused on PRC - a truly innovative move. For our clients like Factiva(TM) (a Dow Jones & Reuters Company), The Dialog Company (a Thompson Financial Company), and LexisNexis(TM) it will be seen as an investment and commitment to our partnership. For the Fortune(TM) 2000 companies that are looking to expand into or extent their activity ithin China, this will mean greater access to integrated data without the challenges of linking different data sources individually.

Third, CXN is also moving to expand our products and services and will be rolling out the following product families over the next several months:

-  Data Awareness (Newsletters, Bulletins and White Papers)
- Market Research and Analysis (Direct Market Data, Market Forecasts, Syndicated Research Studies, Industry Models and Development, Needs and Strategy Studies)

- Consulting Services (Customized Market Research, Direct Consulting, Private Workshops)
- Market Data Access (Leveraging the extensive competitive differentiation of CXN and CEInet through the metadata engines, CXN provides the most up to date electronic information at the fingertips of their clients.)
-- Marketing and Outreach (Conferences and Webinars)

In the simplest terms what this means is that CXN will be providing a range of economic information and analysis to multinational corporations that need to make key decisions about investment in China across a delivery platform that is unique to the industry. This information is exclusive to CXN.

Fourth, To handle the expansion of CXN the company has hired two new executives whose backgrounds will allow for the development of the new business elements.

Dr. Len Sellers has been appointed a board director and the chief operating officer. Dr. Sellers received his Ph.D. in Communication from Stanford University. He was a managing director for Razorfish from 1998 to 2001.
Under his direction, Razorfish serviced a wide range of multinational clients including Microsoft, Joe Boxer, Vodafone, PriceWaterhouseCoopers, Cisco, Excite, Ventro, South China Morning Post, McKinsey, eMachines, Nokia, Caresoft, Doubletwist, PG&E, Catepillar, MakeSystems, Charles Schwab, Documentum,Concert, NexStar, Sony, Molsen, Chevis Regal, and Intel. Services included strategy, creative and technology capabilities, digital business analysis, competitive mapping, user intelligence, branding, design, information architecture, interface development, integration technologies and programming across multiple platforms, including broadband and wireless. Dr. Sellers will be responsible for assisting CXN in building its management and operating team and essentially assembling the talent necessary that will bring a powerful set of skills to our organization.

David Doran has been appointed the Director of Marketing for CXN. He has an MBA from the University of Southern California, and extensive experience in strategic alliances, marketing strategies and strategic planning for companies across a variety of industries. Mr. Doran was with A.T. Kearney, a division of Electronic Data Systems, for seven years and consulted to many U.S., Asian, and multinational companies. Clients included BHP, ConAgra Foods, GE Power Systems, General Motors, Georgia Pacific, Kellogg's, National Car Rental and United Technologies. Most recently, Mr. Doran lead Global Alliances at Manugistics, an e-business software firm providing supply chain and pricing optimization solutions. He focused on executive alliances of global system integration firms. His clients included IBM Business Consulting, KPMG/Bearing Point, Accenture, and Cap Gemini Ernst & Young Consulting.
I am very pleased to add both of these knowledgeable and trusted resources to our team.

Finally, the primary driving force behind these exciting changes is to position the company for future profitability. The new offerings of CXN to the multinational community are expected to add major revenue streams. "Our analysis of the market shows potential revenue of approximately $10 million through the first cycle," said Dr. Sellers. "Our pricing system is conservative, and we are in a position to add extraordinary value to our clients' information base."

To our shareholders, I am very proud to be in this exciting position of growth, innovation and expansion as we now move forward in our operations. We at CXN will continue to be focused on our clients - both current and developing - as well as our employees and shareholders as we grow and embolden ourselves as the premier source of real time integrated intelligence for companies to do business within China.

Sincerely,
GEORGE LEE Chairman and CEO
China Xin Network Media Corporation

ABOUT CXN MEDIA CORPORATION
CXN MEDIA CORPORATION is a global provider of financial, economic and business information on the People's Republic of China. Through its partnership with the China Economic Information Network (CEINet), CXN sources, produces and customizes market research and business intelligence on the People's Republic of China. For more information about China Xin Network Media Corporation (OTCBB: CXIN), see www.cxnonline.com.

FORWARD LOOKING STATEMENT
Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: The statements, contained in this release which are not historical facts may be deemed to contain forward-looking statements with respect to events, the occurrence of which involves risk and uncertainties including, without limitation, demand and competition for the Company's products and services, the availability to the company of adequate financing to support its anticipated activities, the ability of the Company to generate cash flow from its operations and the ability of the Company to manage its operations.

CONTACT:          CXN Media
                  George Lee, 514/398-0515
                  Fax: 514/398-9901
                  glee@cxnonline.com

Exhibit 99.4

CXN MEDIA READY TO BUILD OUT NEW DATABASE SYSTEM AND ENHANCE INTERNET
CAPABILITIES

San Francisco - (BUSINESS WIRE) - February 4, 2003 - During the past few months China Xin Network Media Corporation (CXN Media) has evolved from an e-content provider of business and economic news, to a marketing company providing custom market research to companies seeking to enter or expand their business and operations in the People's Republic of China.

With the efforts of Dr. Len Sellers, the newly appointed Chief Operating Officer of CXN Media, the Company's strategy is rolling out on target. CXN edia has completed its evaluation of its technological needs in order to build out a new database system and enhance its Internet capabilities. The focus on the new developments will be on developing XML servers and extranet portals designated for exclusive use of CXN clients. As announced on January 28, 2003, this project will be outsourced to Bamboo Networks of Beijing, PRC.

"We intend to use native XML databases," Sellers said, "as a standard relational database is usually too limited in indexing and retrieving rich XML content. It will allow us to develop hybrid content containing transactional, textual and multimedia applications."

On a further note, CXN Media announced today that it would no longer be pursuing the magazine publishing strategy, as was contemplated by the previous management. CXN Media terminated its deal with PanPac Media of Malaysia back in November 2002 during the due diligence period.

CXN MEDIA CORPORATION is a global provider of financial, economic and business information on the People's Republic of China. Through its partnership with the China Economic Information Network (CEINet), CXN Media sources, produces and customizes market research and business intelligence on the People's Republic of China. CXN Media has an exclusive partnership with China Economic Information Network (CEInet), a national information network for the study and description of economic development in China. CEInet, which has physically linked more than 150 information centers throughout China, has created the largest economic database on the China Internet. CXN will be processing its information and research with a proprietary metadata technology. For more information about China Xin Network Media Corporation (OTCBB: CXIN), see www.cxnonline.com.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: The statements, contained in this release which are not historical facts may be deemed to contain forward-looking statements with respect to events, the occurrence of which involves risk and uncertainties including, without limitation, demand and competition for the Company's products and services, the availability to the company of adequate financing to support its anticipated activities, the ability of the Company to generate cash flow from its operations and the ability of the Company to manage its operations.

Contact:
Mr. George Lee, President & Chairman
glee@cxnonline.com, Dr. Len Sellers, Chief Operating Officer lsellers@cxnonline.com, CXN Media Corp., Tel: 514-398-0515, Fax: 514-398-9901